UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2017

Acushnet Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37935	45-5644353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bridge Street

Fairhaven, Massachusetts 02719

(Address of Principal Executive Offices) (Zip Code)

(800) 225-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 22, 2017, Acushnet Holdings Corp. (the “Company”) issued a release announcing the Company’s results of operations for its fourth quarter and full year ended December 31, 2016. A copy of the release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Release of Acushnet Holdings Corp. dated March 22, 2017, announcing results for the quarter and year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSHNET HOLDINGS CORP.

By:	/s/ Joseph Nauman
Name:	Joseph Nauman
Title:	Executive Vice President, Chief Legal and Administrative Officer and Secretary

Date: March 22, 2017

Index to Exhibits

Exhibit No.	Description
99.1	Release of Acushnet Holdings Corp. dated March 22, 2017, announcing results for the quarter and year ended December 31, 2016.